UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2006

NovaMed, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26625	36-4116193
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

980 North Michigan Avenue, Suite 1620, Chicago, Illinois	60611
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 664-4100

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On March 30, 2006, NovaMed, Inc. filed Amendment No. 1 to its previously filed Form 12b-25 (“Amendment No. 1”) with the Securities and Exchange Commission to report that it will not be able to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 by March 31, 2006, as previously anticipated, and that certain restatement adjustments to its previously issued financial statements for the fiscal years ended December 31, 2002 through December 31, 2004 and the first three quarters of 2005 will be necessary.

Under the terms of the Company’s credit facility, the Company is required to deliver to its lenders by March 31, 2006, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 or audited financial statements for this period certified by its independent registered public accounting firm, BDO Seidman, LLP. The Company has received from its lenders a written consent extending the deadline for submitting these materials.

The narrative portion of Amendment No. 1, a copy of which is filed as Exhibit 99.1 to this report, is incorporated herein by reference.

The information in this item shall be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)  On March 30, 2006, the Audit Committee of the Company’s Board of Directors and the Company’s management, after consultation with the Company’s independent registered public accounting firm, BDO Seidman, LLP (“BDO”), and its former independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), concluded that the Company’s previously issued financial statements for the fiscal years ended December 31, 2002 through December 31, 2004 and for the first three quarters of 2005 should no longer be relied upon and that the Company will restate such financial statements to correct errors that occurred as a result of the erroneous application of generally accepted accounting principles relating to certain written options granted by the Company to several physicians.

The Company has not completed its analysis of the necessary restatement adjustments. The Company will report the restatement of results for fiscal years ended December 31, 2002 through December 31, 2004, and restatements for the first three quarters of fiscal 2005, in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 to be filed with the Securities and Exchange Commission. The narrative portion of Amendment No. 1, a copy of which is filed as Exhibit 99.1 to this report, is incorporated herein by reference.

The Company’s Executive Vice President and Chief Financial Officer discussed the matters disclosed in this Item 4.02(a) with the Audit Committee of the Company’s Board of Directors and BDO, which audited the Company’s financial statements for the fiscal year ended December 31, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Title

99.1	Narrative Portion of Amendment No. 1 to Form 12b-25 filed by NovaMed, Inc. on March 30, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaMed, Inc.

Dated: March 30, 2006	By:	/s/ Scott T. Macomber
Scott T. Macomber
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Narrative Portion of Amendment No. 1 to Form 12b-25 filed by NovaMed, Inc. on March 30, 2006